EXHIBIT 21.1

TYCO INTERNATIONAL LTD.  -  30 SEPTEMBER 2011

COUNTRY	ENTITY NAME	STATE

Argentina	ADT Security Services S.A. (Argentina)
Sensormatic Argentina S.A.
Tyco Flow Control Argentina S.A.
Tyco Services S.A. (Argentina)

Australia	A.C.N. 095 652 645 Pty Limited
ACN 000 343 019 Pty Limited
ADT Wireless Pty Limited
Coastline Foundry (Qld) Pty Limited
Complete Engineering Group Pty Limited
Danby Pty Limited
ETE Coliban Pty Limited
Fire Control Pty Limited
Goyen Controls Co Pty Limited
Greenspan Environmental Technology Pty Ltd
Greenspan Technology Pty Ltd
Keystone Asia Pacific Pty Limited
Milperra Developments Pty Limited
P A Pacific Pty Limited
Prindon Holdings Pty Limited
Rindin Enterprises Pty Limited
Seghers-Applied Pty Ltd
Sensormatic Australia Pty Limited
Signature Holding Company Pty Limited
Signature Security Group Holdings Pty Limited
Signature Security Group Pty Limited
Simplex International Pty Limited
Steel Mains Proprietary Limited
TopAq Pty Limited
Tyco Australia Pty Limited
Tyco Fire & Security Pty Limited
Tyco Flexonics Australia Pty Limited
Tyco Flow Control International Pty Limited
Tyco Flow Control Pacific Pty Limited
Tyco International Pty Limited
Tyco International Security Group Pty Limited
Tyco Projects (Australia) Pty Limited
Tyco Water Pty Limited
Water Infrastructure Group (Queensland) Pty Ltd

COUNTRY	ENTITY NAME	STATE

Australia	Water Infrastructure Group Pty Ltd
Water Reticulation Systems (Virginia) Pty Limited
Water Reticulation Systems Hire Pty Limited
Wormald and ADT Australia Pty Limited
Yarway Australia Pty Limited

Austria	ADT-Sensormatic Ges.m.b.H.
Tyco Building Services Products (Austria) GmbH
Tyco Fire & Integrated Solutions GmbH (Austria)

Bahamas, The	Tyco International Asia Inc. (Bahamas)
Tyco Shares Ltd.
World Services Inc.

Barbados	Exeter Holdings Limited
Tyco Worldwide Holdings Ltd.

Belgium	ADT Europe N.V.
Airvans Belgium S.A.
CIPE Belgium S.A. (or NV)
DSC International S.A.
Tyco Fire & Integrated Solutions N.V.
Tyco Thermal Controls NV
WHICH Belgium S.A.

Bermuda	Tyco Capital Holdings Ltd.
Tyco Capital Ltd.
Tyco Delta Limited
Tyco Epsilon Limited
Tyco Holdings (Bermuda) No. 12 Limited
Tyco Holdings (Bermuda) No. 14 Limited
Tyco Holdings Limited
Tyco International Middle East Limited
Tyco Kappa Limited
Tyco Omega Limited

COUNTRY	ENTITY NAME	STATE

Bermuda	Tyco Zeta
Willoughby Assurance Ltd.

Brazil	ADT Security Services do Brasil Ltda
Alarm-Tek Comercio E Participacoes Ltda.
Alarm-Tek do Brasil Sistemas de Vigilancia Ltda.
Figgie do Brasil Industria e Comercio Ltda.
Hiter Industria e Comercio de Controles Termo-Hidraulicos Ltda.
M.M. Participacoes Ltda.
Mojonnier do Brasil Industria e Comercio de Equipamentos Ltda.
S.E.C. do Brasil Ltda.
Senelbra Industria, Comercio e Servicos Ltda. (51%)
Sensorbrasil Comercio e Locacoes Ltda.
Sensormatic do Brasil Eletronica Ltda. (51%)
Tyco Fire Protection Servicos do Brasil Ltda.
Tyco Services Ltda.
Tyco Valves & Controls Brasil Ltda.
Valvulas Crosby Industria e Comercio Ltda.
Westlock Equipamentos de Controle Ltda.

British Virgin Islands	ETC International Holdings, Ltd.

Brunei	Indeco Services Sdn Bhd

Canada	ADT Canada Holdings Limited
ADT Finance Inc.
ADT Security Services Canada, Inc.
Ansul Canada Limited
Century Industries Company
Hawley Group Canada Limited
Intercon Security Limited
Keystone Canada Co.
S E C Investments of Canada Ltd.
SecurityLink Ltd.
Sensormatic Canada Incorporated
TEPG Canada Inc.

COUNTRY	ENTITY NAME	STATE

Canada	Tracer Canada Incorporated
Tracer Field Services Canada Ltd.
Tracer Industries Canada Limited
Tyco International of Canada Ltd.
Tyco Project Services Canada Inc.
Tyco Safety Products Canada Ltd.
Tyco Thermal Controls (Canada) Ltd.
Tyco Thermal Controls Construction Corporation
Tyco Valves & Controls Canada Inc.

Cayman Islands	Sensormatic Cayman Finance Ltd.

Chile	ADT Security Services S.A. (Chile)
Investim Chile S.A.
Simplex S.A.
Tyco Flow Control Chile S.A.
Tyco Services S.A. (Chile)

China	ADT Macau Limited
ADT Security Services (Shanghai) Co., Ltd. (90%)
ADT Security Systems (Shanghai) Co., Ltd. (90%)
Ansul Fire Equipment (Shanghai) Co., Ltd
Keystone Valve (China) Ltd.
Shanghai Eagle Safety Equipment Ltd.
Tyco Fire & Integrated Systems (Guangzhou) Co., Ltd.
Tyco Fire & Security (Beijing) Co., Ltd.
Tyco Fire & Security (Tianjin) Ltd
Tyco Fire & Security Services International Trading (Shanghai) Co. Ltd
Tyco Fire, Security & Services (Macau) Limited
Tyco Flow Control (Shanghai) Co., Ltd.
Tyco Flow Control Beijing Co., Ltd.
Tyco Flow Control Trading (Shanghai) Ltd.
Tyco Safety Products (Shanghai) Co., Ltd.
Tyco Safety Products (Shenyang) Co., Ltd.
Tyco Thermal Controls (Huzhou) Co. Ltd
Tyco Thermal Controls (Shanghai) Engineering Co., Ltd.
Tyco Thermal Controls (Shanghai) Trading Co. Ltd

COUNTRY	ENTITY NAME	STATE

China	Tyco Valves & Controls (Sichuan) Co., Ltd.
Tyco Water Valve (Shanghai) Co., Ltd

Colombia	Tyco Services S.A. (Colombia)

Costa Rica	ADT Security Services, S.A. (Costa Rica)
Tyco Ingenieria y Construccion S.A.

Czech Republic	Feuerloschgerate Neuruppin CZ, s.r.o.
Tyco Fire & Integrated Solutions s.r.o., clen koncernu Tyco
Tyco Thermal Controls Czech s.r.o.
Tyco Valves & Controls Distribution Czech s.r.o.

Denmark	Tyco Holding III (Denmark) ApS
Tyco Holding VIII (Denmark) ApS
Tyco Integrated Systems (Denmark) ApS
Tyco Valves & Controls Denmark A/S
Water Holding (Denmark) ApS

Ecuador	Sociedad Anonima Grinnell Sistemas de Proteccion Contra Incendios

Fiji	Tyco Fiji Limited

Finland	Scott Health & Safety Oy
Scott Technologies Health & Safety Oy
Tyco Thermal Controls Finland Oy

France	Conception et Representation de Technologie de Controle C.R.T. Controle
Flow Control Technologies SA
Generale de Robinetterie Industrielle et de Systemes de Surete (GRISS) S.A.
Isogard SAS
MANIBS France S.A.R.L. (99.4%)

COUNTRY	ENTITY NAME	STATE

France	T.S. France SA
Tyco Building Services Products S.A.S. (France)
Tyco Europe S.A.
Tyco European Security Holdings SA
Tyco Fire & Integrated Solutions France
Tyco Flow Control Europe SAS
Tyco Safety Products France SARL
Tyco Thermal Controls SAS
Tyco Valves & Controls Distribution (France) S.C.A.

Germany	ADT Deutschland GmbH
ADT Protecco GmbH
ADT Secured Payments GmbH
ADT SecurePay GmbH
ADT Security Deutschland GmbH
ADT Sensormatic GmbH
ADT Service-Center GmbH
ADT Wellcom GmbH
Chemat GmbH Armaturen fur Industrie - und Nuklearanlage
CKS Security GmbH
CKS Systeme GmbH & Co. KG
COSMOS Feuerloeschgeraetebau GmbH
DA Export International GmbH
Dritte Korschenbroicher Armaturen GmbH
Erste Korschenbroicher Armaturen GmbH & Co. KG
Erste Korschenbroicher Armaturen Verwaltungs GmbH
Erwin Burbach Maschinenfabrik GmbH
Feuerloeschgeraete GmbH Neuruppin
FLN Feuerloschgerate Neuruppin Vertriebs GmbH
Flow Control Holding GmbH & Co. KG
Flow Control Holding Verwaltungs GmbH
Fondermann GmbH
Helmut Geissler Glasinstrumente GmbH
Inter-Brandschutz GmbH
Mecafrance (Deutschland) GmbH
NEUHAUS Feuerloschgerate GmbH
S+S Armaturen Technology GmbH
SABO-Armaturen Service GmbH
Sempell AG

COUNTRY	ENTITY NAME	STATE

Germany	TEPG GmbH
Total Feuerschutz GmbH
Total Walther Beteiligungsgesellschaft mbH
Total Walther Feuerschutz Loschmittel GmbH
Total Walther GmbH, Feuerschutz und Sicherheit
Trade GmbH
Tyco Building Services Products (Germany) GmbH
Tyco Building Services Products Division GmbH
Tyco European Investments Deutschland GmbH
Tyco Holding GmbH
Tyco International Armaturen Holding GmbH
Tyco International PLT Deutschland GmbH
Tyco International PLT GmbH
Tyco International PLT Klartechnik GmbH
Tyco International PLT Umwelttechnik GmbH
Tyco Thermal Controls GmbH
Tyco Thermal Controls Holding GmbH
Tyco Umwelttechnik GmbH
Tyco Valves & Controls Distribution GmbH
Vierte Korschenbroicher Armaturen GmbH & Co. KG
Vierte Korschenbroicher Armaturen Verwaltungs GmbH
WOPF Befestigungselemente GmbH
Zweite Korschenbroicher Armaturen GmbH

Gibraltar	Espion (International) Limited
Silver Avenue Holdings Limited
Stralen Investments Limited
Tyco International (Gibraltar) II Limited
Tyco International (Gibraltar) III Limited
Tyco International (Gibraltar) IV Limited

Greece	Tyco International PLT (Hellas) Ltd

Guatemala	ADT Sistemas de Seguridad, S.A. (Guatemala)
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Guatemala)
Tyco Ingenieria y Construccion S.A. (Guatemala)

COUNTRY	ENTITY NAME	STATE

Hong Kong	ADT Hong Kong Limited
ATS Technology (Hong Kong) Limited
Sensormatic Far East Limited
Sensormatic Hong Kong Limited
Thorn Security (Hong Kong) Limited
Tyco Engineering & Construction (Hong Kong) Limited
Tyco Fire and Security Services China Limited
Tyco Flow Control Hong Kong Limited
Union Spirit Enterprises Limited
Wormald Engineering Services Limited

Hungary	Erste Korschenbroicher Armaturen Hungary Kereskedellmi Kft. (96.67%)
Tyco Building Services Products (Hungary) Kft
Tyco Valves & Controls Distribution Ltd [Hungary]

India	JCF Fluid Flow India Private Limited
Sakhi-Raimondi Valves (India) Pvt Ltd (76.03%)
Simplex Building Systems Pvt Ltd
Tyco Fire & Security India Private Limited
Tyco Thermal Controls India Private Limited
Tyco Valves & Controls India Pvt. Ltd.

Indonesia	PT Tyco Eurapipe Indonesia

Ireland	ACE Alarm Systems Limited
ADT Fire and Security Limited
ADT Limited
Brangate Limited
Fondermann & Co. (Ireland) Limited
Mather & Platt (Ireland) Limited
Mountainbran Limited
Obsidian HCM Holdings Ireland
Obsidian HCM Med Holdings Ireland
Obsidian HCM Med International Holdings
Plateau Automation Limited
SEC Investments of Ireland

COUNTRY	ENTITY NAME	STATE

Ireland	Sensormatic Electronics Corporation (Ireland) Limited
Sensormatic European Distribution Limited
Sensormatic R&D Limited
Tyco Far East Holdings Limited
Tyco International Finance Ireland
Tyco Ireland Limited
Tyco Valves and Controls Ireland Limited
Unistrut Ireland Limited
Waterson (Unlimited)
Witham

Ireland, Northern	Controlled Electronics Management Systems Limited
Flo-Check Valves Limited
Intellectual Systems Ltd.

Isle of Man	Modern Security Systems (IOM) Ltd.
Obsidian HCM Med Isle of Man

Israel	Arrowhead Acquisition Corporation Ltd.

Italy	ADT Fire & Security Italia S.p.A.
Bentel Security S.r.l.
Biffi Italia S.r.l.
MECAIR S.r.L.
Sabo Foam Srl
Tyco Building Services Products (Italy) S.r.l.
Tyco Flow Control Italia S.r.l.
Tyco Valves and Controls Italia S.r.l.

Japan	Tyco Flow Control Japan Co., Ltd.
Tyco Thermal Controls Japan Co., Ltd.

Kazakhstan	Tyco Thermal Controls Kazakhstan LLP

COUNTRY	ENTITY NAME	STATE

Luxembourg	ADT Finance S.A.
ADT Luxembourg S.A.
Tyco Brazil (Luxembourg) S.a.r.l.
Tyco Flow Control Luxembourg S.a.r.l.
Tyco Holding IV (Denmark) SE
Tyco International Finance S.A.
Tyco International Group S.A.
Tyco International Holding S.a.r.l.

Malaysia	ADT Services (M) Sdn. Bhd.
ETC - CP (M) Sdn Bhd
Euratech (Malaysia) Sdn. Bhd.
Life Engineering Sdn. Bhd.
Tyco Fire, Security & Services Malaysia Sdn Bhd
Tyco Flow Control (Malaysia) Sdn. Bhd.
Tyco Grinnell KM Sdn. Bhd.
Tyco Services Malaysia Sdn. Bhd.
Tyco Valves & Controls (M) Sdn. Bhd.

Mauritius	Tyco Asia Investments Limited

Mexico	ADT Holding de Mexico, S.A. de C.V.
ADT Integrated Solutions, S.A. de C.V.
ADT Private Security Services de Mexico, S.A. de C.V.
ADT Security Services, S.A. de C.V.
Ansul Mexico, S.A. de C.V.
Fire Equipment de Mexico, S.A. de C.V.
S.L.K. Alarm Services, S.A. de C.V.
Sensormatica, S. de R.L. de C.V.
Simplex Grinnell, S.A. de C.V.
Tyco Engineering & Construction, S.A. de C.V.
Tyco International de Mexico, S. de R.L. de C.V.
Tyco Services, S.A. de C.V. (Mexico)
Tyco Valves and Controls de Mexico, S.A. de C.V.

Namibia	ADT Security Namibia (Proprietary) Limited

COUNTRY	ENTITY NAME	STATE

Netherlands	AIM Nederland B.V.
Glearth B.V.
Pritchard Services Group BV
Protector Technologies BV
Sensormatic B.V.
Sensormatic Distribution & Holdings B.V.
Sensormatic Investments Associates B.V.
Tyco Building Services Products B.V.
Tyco Fire & Security Nederland BV
Tyco Flow Control Holding NL B.V.
Tyco Thermal Controls BV
Tyco Valves & Controls B.V.

New Zealand	Armourguard Security Limited
Keystone New Zealand Company
New Zealand Valve Company
Nortrac Engineering Company
Sensormatic New Zealand Limited
Tyco Flexonics NZ Company
Tyco New Zealand Limited

Norway	Tyco Building Services Products (Norway) AS
Tyco Fire & Integrated Solutions (Norway) AS
Tyco Thermal Controls Norway AS

Pakistan	Tyco Fire & Security Pakistan (PVT) Ltd.

Peru	Tyco Services S.A. (Peru)

Philippines	Tyco PIECO Corporation, Inc.

Poland	Tyco Thermal Controls Polska Sp. z.o.o.
Tyco Valves & Controls Polska Sp.z.o.o.

COUNTRY	ENTITY NAME	STATE

Portugal	Sensormatic Proteccao Contra Furto, Lda
Tyco Integrated Systems (Portugal), Unipessoal Lda

Puerto Rico	ADT Security Services Puerto Rico, Inc.
SecurityLink of Puerto Rico, Inc.
Sensormatic del Caribe, Inc. (Puerto Rico)

Romania	Robinete Raf Campina, S.A.
SC FCT Industrial Srl
Tyco Thermal Controls Romania S.R.L.

Russia	Limited Liability Company ADT Security Solutions
Tyco Thermal Controls [Russia]

Scotland	Keystone Valve (U.K.) Ltd.
Rhomax Engineering Limited
Tyco Valves & Controls Distribution (UK) Limited
WM Fire Protection Limited

Singapore	Central Spraysafe Company Pte Ltd
Greenspan Singapore Private Limited
Safety Systems UK Pte. Ltd.
TEPG Pte Ltd
Tyco Building Services Pte. Ltd.
Tyco Fire & Building Products Asia Pte. Ltd.
Tyco Fire, Security & Services Pte. Ltd.
Tyco Flow Control Pte. Ltd.
Tyco Pipe Systems Pte Ltd

Slovakia	Tyco Fire & Integrated Solutions (Slovakia) s.r.o.

South Africa	ADT Kusela (Pty) Ltd (74%)
ADT Security (Proprietary) Ltd (South Africa)

COUNTRY	ENTITY NAME	STATE

South Africa	ADT Security Guarding (Proprietary) Limited
Ansul South Africa (Proprietary) Limited
Sentry Response (Pty) Ltd
TM Monitoring (Pty) Ltd
Tyco Flow Control Africa (PTY) LTD
Tyco Valves and Controls Distribution SA (Proprietary) Limited
Tyco Waterworks (Pty) Ltd.

South Korea	ADT Caps Co., Ltd.
ADT Security Co., Ltd.
Capstec Co., Ltd.
Dong Bang Electronic Industrial Co. Ltd.
Keystone Valve (Korea) LLC
Tyco Marine Services Korea Company Limited
Tyco Thermal Controls Korea Ltd.

Spain	ADT Espana Servicios de Seguridad, S.L.
Sensormatic Electronics Corporation S.A.
Sensormatic Electronics Corporation Services SA
Wormald Mather & Platt Espana, S.A.

Sri Lanka	A&E Products Lanka (PVT) Ltd

Sweden	Erichs Armatur AB (50%)
Svenska Skum International AB
Tyco Building Services Products (Sweden) AB
Tyco Thermal Controls Nordic AB

Switzerland	ADT Services AG
Neotecha AG
Swiss Alertis AG
Tyco China (Switzerland) GmbH
Tyco Fire & Integrated Solutions (Schweiz) AG
Tyco Fire Protection & Security Solutions AG
Tyco Flow Control AG

COUNTRY	ENTITY NAME	STATE

Switzerland	Tyco Flow Control Holdings Switzerland GmbH
Tyco Flow Control Switzerland GmbH
Tyco Flow Services AG
Tyco International FH (Switzerland) GmbH
Tyco International Finance Group GmbH
Tyco International Finance Holding GmbH
Tyco International Holding S.a.r.l., Luxembourg (LU), Schaffhausen Branch
Tyco International Ltd.
Tyco International Services Holding GmbH
Tyco Italy (Switzerland) GmbH
Tyco-ADT Security Services AG

Taiwan	ADT Security Services Ltd
Taiwan Valve Co., Ltd
Tyco Fire, Security & Services Taiwan Limited
Tyco Valves & Controls (Taiwan) Ltd

Thailand	ADT Sensormatic (Thailand) Co., Ltd.
Tyco International PLT (Thailand) Limited
Tyco International PLT Engineering (Thailand) Limited
Tyco Valves & Controls (Thailand) Limited
WHC Holdings Limited
Windmill Street Limited

United Arab Emirates	Emirates Techno Casting FZE
Emirates Techno Casting Holdings Limited
Emirates Techno Casting LLC
JC Middle East FZE
JC Saudi FZE
JCF Fluid Flow FZE
KEF Holdings Limited
Tyco Flow Control Middle East FZE

United Kingdom	ACE Security (Derbys) Limited
ADT (Private Unlimited Company)
ADT (UK) Holdings PLC

COUNTRY	ENTITY NAME	STATE

United Kingdom	ADT (UK) Limited
ADT Finance PLC
ADT Fire and Security PLC
ADT Group PLC
ADT Pension Fund Limited
ADT Trustees Limited
ADT UK Investments Limited
Advanced Independent Monitoring Limited
American District Telegraph Services International Limited
Atlas Fire Engineering Limited
Audix Systems Limited
Automated Loss Prevention Systems Limited
Automated Security (Holdings) PLC
Automated Security Limited
Britannia Security Group Limited
C.E. Security Systems Limited
Central Spraysafe Company Limited
Control Equipment Limited
Debro Engineering and Presswork Limited
Edward Barber & Company Limited
Edward Barber (U.K.) Limited
Farnham Limited
Figgie (G.B.) Ltd.
Figgie (U.K.) Limited
Figgie Sportswear (U.K.) Limited
Figgie Sportswear Limited
Fire Defender (U.K.) Limited
Garfield Security Systems Limited
Goyen Controls Co UK Limited
Grinnell (U.K.) Limited
Hindle Cockburns Limited
How Fire Limited
How Fire Maintenance Limited
JEL Building Management Limited
Kean and Scott Limited
Kingsclere Investments Ltd.
Macron Safety Systems (UK) Limited
Modern Security Systems (Private Unlimited Company)
Narvik-Yarway Limited
OCYT 1 Limited

COUNTRY	ENTITY NAME	STATE

United Kingdom	OCYT 10 Limited
OCYT 2 Limited
OCYT 3 Limited
OCYT 4 Limited
OCYT 5 Limited
OCYT 6 Limited
OCYT 7 Limited
OCYT 9 Limited
Pritchard Services Group Investments Limited
Protection One (UK) Limited
Protector Technologies Limited
Proximex Limited
Raychem HTS Limited
Sabre Supply Management Limited
Safety Systems UK Limited
Scott Health & Safety Limited
Security Centres Holdings Limited
Security Centres Investments Limited
Sensormatic (U.K.) Limited
Sensormatic Camera Limited
Sensormatic Commercial/Industrial Ltd.
Sensormatic Finance Limited
Sensormatic Investments Limited
Sensormatic Limited
Shearwater Solutions Limited
Shepton Holdings Limited
Spector Lumenex Limited
Spensall Engineering Limited
Spraysafe Automatic Sprinklers Limited
Steel Support Systems Limited
Ten Acre Securities Ltd.
Thorn Security Group Limited
Thorn Security Limited
Thorn Security Pension Trustees Limited
TSG Trustees Limited
Tyco Building Services Products (UK) Limited
Tyco Engineered Products (UK) Ltd
Tyco Engineering Services Limited
Tyco European Metal Framing Limited
Tyco European Steel Strip Limited

COUNTRY	ENTITY NAME	STATE

United Kingdom	Tyco European Tubing Limited
Tyco Fire & Integrated Solutions (UK) Limited
Tyco Fire Products Manufacturing Limited
Tyco Flow Control (UK) Limited
Tyco Holdings (UK) Limited
Tyco Integrated Systems Limited
Tyco Thermal Controls UK Limited
Tyco Tubing Limited
Tyco Valves & Controls Gulf Limited
Tyco Valves Limited
Westlock Controls Limited
Whessoe Vapour Control Ltd
Whessoe Varec Company, The
Wormald Fire Systems Limited
Wormald Holdings (U.K.) Ltd.
Wormald Industrial Property Ltd.

United States	Activation Technologies, LLC	DE
	ADT Holdings, Inc.	DE
	ADT Investments II, Inc.	DE
	ADT Investments, Inc.	DE
	ADT Maintenance Services, Inc.	DE
	ADT Security Services, Inc.	DE
	ADT Security Systems, West, Inc	DE
	ADT Title Holding Company I	DE
	ADT Title Holding Company II	DE
	Alliance Integrated Systems, Inc.	DE
	API Security, Inc.	DE
	Arrowsmith Limited Partnership	MA
	Automated Security Corp.	DE
	Automated Security Holdings, Inc.	DE
	Barricade Merger Sub, Inc.	DE
	CCTC International, Inc.	DE
	CEM Access Systems, Inc.	TX
	Central CPVC Corporation	AL
	Central Sprinkler Company	PA
	Central Sprinkler Holdings, Inc.	DE
	Chagrin H.Q. Venture Ltd. (50%)	OH
	Chagrin Highlands Inc.	OH

COUNTRY	ENTITY NAME	STATE

United States	Chagrin Highlands Ltd. (50%)	OH
	Chemguard, Inc.	TX
	Citrine Pool LLC	NV
	Connect 24 Wireless Communications Inc.	DE
	Crosby Valve, LLC	NV
	CVG Holding Corp.	DE
	D.A.S. International, Ltd.	WI
	Descote, Inc.	LA
	Digital Security Controls, Inc.	NY
	Domestic Alarm, Inc.	CA
	Electro Signal Lab, Inc.	DE
	FCI Liquidations, Inc.	DE
	Figgie Leasing Corporation	DE
	Fire Products GP Holding, LLC	DE
	Glynwed Holdings, Inc.	DE
	Goodrich Westminster Limited Partnership	MA
	Goyen Valve Corporation	CA
	Grinnell LLC	DE
	Haz-Tank Fabricators, Inc.	TX
	IMB, A Simplex Company, L.L.C.	DE
	International Financing, Inc.	DE
	J.R. Clarkson Company, The	NV
	Keystone (US) Management, Inc.	NV
	Keystone France Holdings Corp.	DE
	Keystone Germany Holdings Corp.	DE
	Keystone Kuwait, Inc.	DE
	Keystone Saudi, Inc.	TX
	Master Protection, LP	DE
	MCS Communication Products Inc.	CA
	Obsidian HCM Holdings, Inc.	DE
	Obsidian HCN International Corporation	DE
	Paul Scott Security Systems, Inc.	NJ
	Paul Scott Security Systems, LLC	NJ
	Proximex Corporation	DE
	Raychem International Holdings, LLC	DE
	Retail Expert, Inc.	DE
	RI Corporation	DE
	S2 Mergersub Inc.	NJ
	Safe Link Corporation	MN
	Sakertrax, Inc.	CA

COUNTRY	ENTITY NAME	STATE

United States	Scott Technologies, Inc.	DE
	Scott Technologies Foundation	OH
	Senelco Iberia, Inc.	DE
	Sensormatic Asia/Pacific, Inc.	DE
	Sensormatic Distribution, Inc.	DE
	Sensormatic Electronics Corporation (Puerto Rico)	DE
	Sensormatic Electronics, LLC	NV
	Sensormatic International Holdings II, Inc.	DE
	Sensormatic International, Inc.	DE
	Sensormatic Technology, Inc.	FL
	Simplex Asia I, Inc.	DE
	Simplex Thailand, L.L.C.	DE
	Simplex Time Recorder Co.	MA
	SimplexGrinnell Holdings, Inc.	DE
	SimplexGrinnell LP	DE
	Smith Alarm Systems, Inc.	TX
	STI Licensing Corporation	DE
	STI Properties, Inc.	DE
	STI Properties, Ltd.	OH
	STI Risk Management Co.	FL
	STR Grinnell GP Holding, LLC	NV
	STR Realty Holdings LLC	DE
	Telestate International, Inc.	DE
	Tracer Construction Company	DE
	Tracer Field Services, Inc.	DE
	Tracer Industries Finance Co., Inc.	DE
	Tracer Industries International, Inc.	TX
	Tracer Industries Management Co., Inc.	DE
	Tracer Industries, Inc.	DE
	Tracer Licensing, L.P.	DE
	TV&C GP Holding, LLC	NV
	Tyco Acquisition Corp. XXV (NV)	NV
	Tyco Acquisition Epsilon LLC	NV
	Tyco Capital Investments, Inc.	NV
	Tyco Finance Corp.	DE
	Tyco Fire & Security LLC	NV
	Tyco Fire Products LP	DE
	Tyco Flow Control Company LLC	DE
	Tyco Flow Control International Holdings A, LLC	DE
	Tyco Flow Control International Holdings B, LLC	DE

COUNTRY	ENTITY NAME	STATE

United States	Tyco Flow Control International Holdings C, LLC	DE
	Tyco Flow Control International Holdings D, LLC	DE
	Tyco Holdings of Nevada, Inc.	NV
	Tyco International (US) International Holdings B, LLC	DE
	Tyco International Asia, Inc.	DE
	Tyco International Management Company, LLC	NV
	Tyco International PLT Holdings TAC, Inc.	NV
	Tyco International PLT Holdings, Inc.	DE
	Tyco International PLT, Inc.	DE
	Tyco International US China Inc.	DE
	Tyco Merger Sub (NJ) Inc.	NJ
	Tyco Receivables Corp.	DE
	Tyco Safety Products (US), LLC	NV
	Tyco Safety Products US, Inc.	NV
	Tyco Thermal Controls Holdings B LLC	DE
	Tyco Thermal Controls Holdings LLC	DE
	Tyco Thermal Controls LLC	DE
	Tyco Valves & Controls LP	DE
	Tyco Valves & Controls, Inc.	TX
	Tyco Valves and Controls Middle East, Inc.	DE
	Tyco Valves and Controls U.A.E., Inc.	TX
	Tyco Water Corp.	TX
	Tyco Worldwide Services, Inc.	DE
	United States Construction Co.	DE
	Water Holdings Corp.	DE
	Westec Business Security, Inc.	DE
	Westlock Controls Corporation	DE
	Westlock Controls Holdings, Inc.	NV
	White Mountain Group Holdings, Inc.	NV
	White Mountain Insurance Company	VT
	WillFire HC, LLC	DE
	Willoughby Holdings Inc.	DE
	Yarway Corporation	PA

Uruguay	ADT Security Services S.A. (Uruguay)
Knogo Latin America S.A.
Tyco Flow Control del Uruguay S.A.

COUNTRY	ENTITY NAME	STATE

Venezuela	Ansul de Venezuela C.A.
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Venezuela)
Servicios Tyco Internacional VE 1060, C.A.
Tyco Flow Control de Venezuela, C.A.

Vietnam	Tyco Engineering (Vietnam) Ltd.

Zambia	ADT Security Services Limited [Zambia]